UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report: September 19, 2014

TIFFANY & CO.
(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Registrant has made various grants and awards of cash, stock and stock units, and provides various benefits, to its directors, executive officers and other management employees pursuant to its 2005 Tiffany & Co. Employee Incentive Plan (the “2005 Employee Incentive Plan”). At a meeting of the Compensation Committee of Registrant’s Board of Directors, held on September 18, 2014, the Committee amended and restated the performance-based restricted stock grant terms under the 2005 Employee Incentive Plan, originally adopted on January 15, 2014, and applicable to grants awarded on January 16, 2014 and March 19, 2014. The form of such amended and restated terms is attached as Exhibit 10.28s to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.28s	Terms of Performance-Based Restricted Stock Unit Grants to Executive Officers, effective January 15, 2014, under Registrant’s 2005 Employee Incentive Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Leigh M. Harlan
Leigh M. Harlan
Senior Vice President, Secretary
and General Counsel
Date: September 19, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.28s	Terms of Performance-Based Restricted Stock Unit Grants to Executive Officers, effective January 15, 2014, under Registrant’s 2005 Employee Incentive Plan.

4